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                            OLD WESTBURY FUNDS, INC.


                      Supplement Dated June 5, 2003 to the
                       Prospectus Dated February 28, 2003

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. (the "Corporation") Prospectus and Statement of Additional Information. This Supplement relates only to the Old Westbury Capital Opportunity Fund.

Subject to shareholder approval, Bessemer Investment Management LLC ("BIM"), the Corporation's investment adviser, has retained Glynn Capital Management LLC ("Glynn") as sub-adviser to the Old Westbury Capital Opportunity Fund (the "Fund"), pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Corporation, BIM and Glynn. The Sub-Advisory Agreement has been approved by the Board of Directors of the Corporation and recommended the Sub-Advisory Agreement for approval by the Fund's shareholders.


Shareholders of the Fund will be asked to approve the Sub-Advisory Agreement at a meeting of shareholders scheduled for July 24, 2003. Shareholders as of the record date, June 13, 2003 will be entitled to vote at the meeting. Proxy materials covering the proposal to approve the Sub-Advisory Agreement will be mailed on or about June 18, 2003.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE